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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       ________________________________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 31, 2000

                        Saxon Asset Securities Company
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              (Exact name of registrant as specified in charter)

           Virginia                                34-0-20552                            54-1810895
--------------------------------        --------------------------------        --------------------------------
 (State or other jurisdiction                 (Commission File Number)                 (IRS Employer
       of incorporation)                                                             Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------
________________________________________________________________________________
        (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant. Not Applicable.
Item 2.  Acquisition or Disposition of Assets. Not Applicable.
Item 3.  Bankruptcy or Receivership. Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant. Not Applicable.
Item 5.  Other Events.

     It is expected that during June 2000, a series of certificates, entitled Mortgage Loan Asset Backed Certificates, Series 2000-2 (the "Certificates"), will be issued pursuant to a trust agreement, to be entered into by and among Saxon Asset Securities Company (the "Registrant"), Saxon Mortgage, Inc. and Bankers Trust Company. The offering and sale of certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-35370) and sold to Banc of America Securities LLC, Prudential Securities Incorporated, Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc One Capital Markets, Inc. (the "Underwriters") pursuant to an underwriting agreement to be entered into by and between the Registrant and each of the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, Banc of America Securities LLC has advised the Registrant that it has furnished to prospective investors certain information attached hereto as exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "Collateral Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Collateral Term Sheets attached hereto have been prepared and provided to the Registrant by Banc of America Securities LLC. The information in such Collateral Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission.

Item 6.  Resignations of Registrant's Directors. Not Applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.
Item 8.  Change in Fiscal Year. Not Applicable.

Exhibit
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99.1     Copy of "Collateral Term Sheets" as provided by Banc of America
Securities LLC.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SAXON ASSET SECURITIES COMPANY


                                       By: /s/ Bradley D. Adams
                                           -----------------------------------
                                           Bradley D. Adams, Vice President


June 2, 2000
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                               INDEX TO EXHIBITS
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                                                                            Page
                                                                            ----

99.1     Copy of Collateral Term Sheets as provided by Banc of America
Securities LLC.